SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement is made and entered into as of the 5th day of November, 1996 by and among VALLEY SYSTEMS, INC., a Delaware corporation, VALLEY SYSTEMS OF OHIO, INC., an Ohio corporation, and BMW INDUSTRIAL SERVICES, INC., a Utah corporation (collectively, "Valley"), and ROLLINS INVESTMENT FUND, a Georgia general partnership ("RIF").
                              W I T N E S S E T H:
         WHEREAS, Valley and RIF entered into that certain Loan and Security Agreement dated as of June 29, 1994 and amended as of March 28, 1995 (the "Loan Agreement") pursuant to which RIF agreed to lend up to $9,000,000 to Valley pursuant to the terms and conditions set forth in the Loan Agreement:
         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Loan Agreement;
         WHEREAS, the parties desire to amend the Loan Agreement to change the expiration date of the Facility.
         NOW, THEREFORE, for and in consideration of the premises, the mutual promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
         1. The first line of Section 2.1(e) of the Loan Agreement is amended by deleting the words "June 1, 1998" and inserting "July 31, 2000" in lieu thereof.
         2. The tenth line of Section 2.2(d) of the Loan Agreement is amended by deleting the words "July 1, 1997" and inserting "July 31, 1999" in lieu thereof, and the eleventh and twelfth lines of this section are amended by deleting the words "July 1, 1998" and inserting "July 31, 2000" in lieu thereof.
         3. This Second Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
         4. The Loan Agreement, as amended hereby, remains in full force and effect in all other respects.
         IN WITNESS WHEREOF, RIF and Valley have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.
                                                 VALLEY:

                                                 VALLEY SYSTEMS, INC.

                                                 BY: /s/ Dennis D. Sheets
                                                         Vice President

                                                 VALLEY SYSTEMS OF OHIO, INC.

                                                 BY: /s/ Dennis D. Sheets
                                                         Vice President


                                                 BMW INDUSTRIAL SERVICES, INC.


                                                 BY: /s/ Dennis D. Sheets
                                                         Vice President

                                                 RIF:

                                                 ROLLINS INVESTMENT FUND

                                                 BY: /s/ Joe M. Young
                                                         General Manager